EXHIBIT 99.1

PRESS RELEASE

Monterey Gourmet Foods, Inc.
1528 Moffett Street. Salinas, California 93905
831/753-6262

FOR IMMEDIATE RELEASE

Monterey Gourmet Foods Announces Third Quarter Results In Line with Previous Announcement

         SALINAS, CA (November 7, 2006) -- Monterey Gourmet Foods (NASDAQ: PSTA) today announced third quarter results consistent with its October 2, 2006 press release. As a result of the one-time write down of intangible assets associated with the 2005 Casual Gourmet Foods acquisition and severance costs associated with the reduction in staff, Monterey Gourmet Foods had a third quarter net loss of $3.9 million or $(.22) per share diluted. Third quarter revenues fell slightly to $22.1 million compared to $22.8 million for the third quarter 2005. Year-to-date net revenues, however, increased to $67.6 million compared to $61.6 for the same period in 2005.

         Eric Eddings, President/CEO of Monterey Gourmet Foods explained, "We generated $6.0 million in cash from operating activities for the nine months ending September 30, 2006, a majority of which was generated from a reduction in working capital, compared to $1.5 million operating cash generated for the same period a year earlier. Noting the quarterly loss is in line with what was projected, we are making great progress on the actions to improve efficiencies that we outlined in early October."

         A summary of these actions is as follows:

           1.     Reduced salaried workforce by 10%.

           2. Plant consolidations are on track to complete the consolidation within the quarter.

           3. Realigned reporting responsibilities to strengthen marketing and selling efforts which will enhance sales of all Monterey Gourmet Foods brands and products.

           4. Solidified fourth quarter revenue targets which has resulted in the October revenue increase of 23% over October, 2005.

           5. Implemented key projects to improve efficiencies within the Company.

           6. Engaged industry experts to help address cost increases in such activities as supply chain management, freight, plant utilization and brand strategies.


         In conclusion, Mr. Eddings emphasized, "With the initiatives we have underway and the momentum in our core business, we remain confident that our results will continue on a positive trend in the coming quarters."

         Monterey Gourmet Foods manufactures USDA inspected, fresh gourmet refrigerated food products at its integrated 143,000 square foot corporate headquarters, distribution, and manufacturing facilities in Salinas, (Monterey County) California, Seattle, Washington, and Eugene, Oregon. Monterey Gourmet Foods has national distribution of its products in over 10,000 retail and club stores throughout the United States and selected regions of Canada, the Caribbean, Latin America, and Asia Pacific.
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         This press release contains forward-looking statements concerning the effect of Monterey Gourmet Foods' corporate actions and product innovations on projected sales for future periods. Such statements are introduced by or include words or phrases such as "great progress," "on track," "will enhance," "targets," "will continue on a positive trend," and the like. These forward-looking statements are based on currently available competitive, financial and economic data and management's views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Consequently, the Company wishes to caution readers not to place undue reliance on any forward-looking statements. Among the factors that could cause Monterey Gourmet Foods' actual results to differ from such forward-looking statements are the following: (i) the process associated with the integrations of recent acquisitions, processes, and products, (ii) a significant reduction of sales to two major customers currently comprising a majority of total revenues, (iii) the retention of newly acquired customers including achieving volume projections for these new customers, (iv) the Company's ability to achieve improved production efficiencies in connection with the introduction of its new items, (v) the timely and cost-effective introduction of new products in the coming months, (vi) retention of key personnel and management, (vii) the risks inherent in food production, (viii) intense competition in the market in which the Company competes and (ix) Monterey Gourmet Foods' ability to source competitively priced raw materials to achieve historic operating margins. In addition, the Company's results may also be affected by general factors, such as economic conditions, political developments, interest and inflation rates, accounting standards, taxes, and laws and regulations in markets where the Company competes.

         The Company has provided additional information regarding risks associated with the business in the Company's Annual Report on Form 10-K for fiscal 2005, its Proxy Statement filed April 21, 2006, Forms 10-Q filed for our quarters ended March 31, 2006 and June 30, 2006, and Forms 8-K filed on January 23,2006, February 23, 2006, March 9, 2006, April 25, 2006, June 13, 2006, June
28,2006, September 11, 2006, September 21, 2006, and October 2, 2006. The Company undertakes no obligation to update or revise publicly, any forward-looking statements whether as a result of new information, future events or otherwise.

CONTACT: Eric Eddings,  Chief Executive Officer, Erice@montereygourmetfoods.com
         Scott Wheeler, Chief Financial Officer, Scottw@montereygourmetfoods.com

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

                          MONTEREY GOURMET FOODS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands of dollars)

                                                           September 30,   December 31,
                                                               2006            2005
                                                           ------------    ------------
                                                           (unaudited)
ASSETS
Current assets:
  Cash and cash equivalents                                $      4,161    $        330
  Accounts receivable, net                                        7,270           9,342
  Inventories                                                     7,299           6,949
  Deferred tax assets                                               932           1,030
  Prepaid expenses and other                                        900             866
                                                           ------------    ------------

   Total current assets                                          20,562          18,517

  Property and equipment, net                                    14,983          14,324
  Deferred tax assets                                             5,067           6,172
  Deposit and other                                                 170             148
  Intangible assets, net                                          7,202          11,088
  Goodwill                                                       13,167          11,956
                                                           ------------    ------------

   Total assets                                            $     61,151    $     62,205
                                                           ============    ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Bank overdraft                                           $         --    $      1,507
  Line of credit                                                     --           3,000
  Accounts payable                                                5,680           4,171
  Accrued liabilities                                             2,826           2,299
  Current portion of long-term debt                               1,052           2,521
                                                           ------------    ------------

   Total current liabilities                                      9,558          13,498

Long-term debt                                                      145           6,626
Deferred tax liability                                            1,708           2,812

Minority interest                                                   159             159

Stockholders' equity:
  Preferred stock, $.001 par value,
       1,000,000 shares authorized, none outstanding                 --              --
  Common stock, $.001 par value,  50,000,000 shares
       authorized, 17,274,188 and 14,514,038 issued
       and outstanding                                               17              14
  Additional paid-in capital                                     59,630          45,534
  Accumulated deficit                                           (10,066)         (6,438)
                                                           ------------    ------------
  Total stockholders' equity                                     49,581          39,110
                                                           ------------    ------------

   Total liabilities and stockholders' equity              $     61,151    $     62,205
                                                           ============    ============
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

                          MONTEREY GOURMET FOODS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (unaudited) (in
                      thousands, except earnings per share
                                      data)


                                                            Three Months Ended             Nine Months Ended
                                                      ----------------------------    ----------------------------
                                                      September 30,   September 30,   September 30,   September 30,
                                                          2006            2005            2006            2005
                                                      ------------    ------------    ------------    ------------
Net revenues                                          $     22,090    $     22,772    $     67,649    $     61,590
Cost of sales                                               15,711          16,181          47,527          44,308
                                                      ------------    ------------    ------------    ------------

Gross profit                                                 6,379           6,591          20,122          17,282

Selling, general and administrative expenses                 7,174           6,285          20,126          16,680
Impairment of intangible assets                              3,160              --           3,160              --
Gain on disposition of assets                                   --              --              13              --
                                                      ------------    ------------    ------------    ------------
Operating income/(loss)                                     (3,955)            306          (3,151)            602

Other income, net                                               --               9               2              18
Interest income/(expense), net                                  16            (167)           (379)           (427)
                                                      ------------    ------------    ------------    ------------

Income/(loss) before provision for income taxes             (3,939)            148          (3,528)            193
Income tax benefit/(provision)                                  67             (16)            (98)            (33)
                                                      ------------    ------------    ------------    ------------

Net income/(loss)                                     $     (3,872)   $        132    $     (3,626)   $        160
                                                      ============    ============    ============    ============

Basic income/(loss) per share                         $      (0.22)   $       0.01    $      (0.23)   $       0.01

Diluted income/(loss) per share                       $      (0.22)   $       0.01    $      (0.23)   $       0.01

Weighted average primary shares outstanding             17,274,188      14,467,416      15,704,909      14,436,890

Weighted average diluted shares outstanding             17,274,188      14,645,608      15,704,909      14,554,923
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

                          MONTEREY GOURMET FOODS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (unaudited)
                            (in thousands of dollars)

                                                                                Nine Months Ended
                                                                          ----------------------------
                                                                          September 30,   September 30,
                                                                              2006            2005
                                                                          ------------    ------------
Cash flows from operating activities:
Net income/(loss)                                                         $     (3,626)   $        160
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
         Deferred income taxes                                                      99              (1)
         Depreciation and amortization                                           2,236           2,242
         Impairment of intangible assets                                         3,160              --
         Provisions for allowances for bad debts, returns,
            adjustments and spoils                                               3,669             (26)
         Provisions for inventory allowances                                       515
         Stock based compensation expense                                          433              --
         Changes in assets and liabilities:
             Accounts receivable                                                (1,597)             91
             Inventories                                                          (865)         (1,935)
             Prepaid expenses and other current assets                             (56)           (238)
             Bank overdraft                                                         --             124
             Accounts payable                                                    1,509           1,770
             Accrued liabilities                                                   527            (730)
                                                                          ------------    ------------
                Net cash provided by operating activities                        6,004           1,457
                                                                          ------------    ------------

Cash flows from investing activities:
         Purchase of property and equipment                                     (2,150)           (694)
         Acquisition of businesses net of cash and minority interest               (25)         (9,062)
                                                                          ------------    ------------
   Net cash used in investing activities                                        (2,175)         (9,756)
                                                                          ------------    ------------
Cash flows from financing activities:
         Proceeds from bank borrowing                                               --           7,500
         Line of credit                                                             --           2,000
         Bank overdraft                                                         (1,507)           (818)
         Repayment of line of credit                                            (3,000)             --
         Repayment of debt obligations                                          (7,949)             --
         Repayment of capital lease obligations                                    (20)             (5)
         Proceeds from issuance of common stock                                 12,478              67
                                                                          ------------    ------------
 Net cash provided by financing activities                                           2           8,744
                                                                          ------------    ------------

Net increase in cash and cash equivalents                                        3,831             445

Cash and cash equivalents, beginning of period                                     330             569
                                                                          ------------    ------------
Cash and cash equivalents, end of period                                  $      4,161    $      1,014
                                                                          ============    ============
Cash payments:
         Interest                                                         $        488    $        426
         Income taxes                                                     $          6    $         18
Non-cash investing and financing activities:
         Issuance of stock for acquisition of business                    $      1,186    $        199
         Capital lease obligations                                        $         19    $         --

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